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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our reports dated April 26, 1999 relating to the financial statements and financial statement schedule of Scient Corporation, which appear in the Registration Statement (No. 333-93441) on Form S-1 ("Form S-1") of Scient Corporation. We also consent to the reference to us under the heading "Experts" in such Form S-1.

/s/ PricewaterhouseCoopers LLP

San Jose, California
January 21, 2000